OPPENHEIMER SELECT MANAGERS

Supplement dated June 6, 2001 to the Prospectus dated February 16, 2001 The Prospectus is changed as follows:
1. The Prospectus supplement dated May 11, 2001 is withdrawn.
2.	All references to “Oppenheimer Select Managers Gartmore Millennium Growth Fund” or “OSM - Gartmore Millennium Growth Fund” in the Prospectus are deleted and replaced with “Oppenheimer Select Managers Gartmore Millennium Growth Fund II”.

3.	The heading “Temporary Defensive Investments” on page 45 and the first sentence following it has been deleted and replaced with the following:

Temporary Defensive and Interim Investments. In times of unstable adverse market or economic conditions, OSM - Mercury Advisors Focus Growth Fund, OSM - QM Active Balanced Fund, OSM - Jennison Growth Fund, OSM - Salomon Brothers Capital Fund, and the OSM - Gartmore Millennium Growth Fund II can invest up to 100% of its assets in temporary defensive investments that are consistent with the Fund’s principal investment strategies.

4. The chart under the heading "Advisory Fees" on page 47 is deleted and replaced with the following:

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Fund                             Advisory Fee
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OSM-QM Active Balanced Fund      0.95% of the first $300 million of average annual net
                                 assets of the Fund and 0.90% of average annual net assets
                                 in excess of $300 million.
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OSM-Jennison Growth Fund         0.95% of the first $300 million of average annual net
                                 assets of the Fund and 0.90% of average annual net
                                 assets in excess of $300 million.

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OSM-Salomon   Brothers   Capital 1.10%   of   the   first   $100
Fund                             million of  average  annual net
                                 assets  of the Fund  and  1.00%
                                 of  average  annual  net assets
                                 in excess of $100 million.
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OSM-Gartmore  Millennium  Growth 1.20%   of   the   first   $100
Fund                             million of  average  annual net assets
                                 of the Fund, 1.10% of the next $400 million,
                                 and 1.00% of average annual net assets in
                                 excess of $800 million.

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5. The following sentence is added before the sentence "Non retirement plan investors cannot buy Class N shares directly." in the paragraph entitled "Class N Shares" under the heading "What Classes of Shares Does Each Fund Offer?" on page 52:
Class N shares also are offered to rollover IRAs sponsored by the Manager that purchase Class N shares with the proceeds from a distribution from a qualified retirement plan or 403(b) plan sponsored by the Manager.

6. The following is added after the section entitled "Can You Reduce Class A Share Charges?" on page 56:
Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor. The Distributor pays dealers of record concessions in an amount equal to 0.25% of purchases by those retirement plans. That concession will not be paid on purchases of shares by a retirement plan made with the proceeds of the redemption of Class N shares of one or more Oppenheimer funds held by the plan for more than eighteen (18) months.

7. The following sentence is added before the sentence "Non retirement plan investors cannot buy Class N shares directly." in the first paragraph under the heading "How Can You Buy Class N Shares?" on page 57:
Class N shares also are offered to rollover IRAs sponsored by the Manager that purchase Class N shares with the proceeds from a distribution from a qualified retirement plan or 403(b) plan sponsored by the Manager.

8. The third sentence under the heading "OppenheimerFunds Internet Web Site." on page 60 is deleted and replaced with the following:
To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that website.

9. The section entitled "Are There Limitations On Exchanges?" on page 65 is deleted and replaced with the following: ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:
o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days.

o The interests of each Fund’s long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as “market timing.” When large dollar amounts are involved, each Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force each Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer’s Fund shares. These factors may hurt each Fund’s performance and its shareholders. When the Manager believes frequent trading would have a disruptive effect on each Fund’s ability to manage its investments, the Manager and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that the Manager believes to be a market timer.

o Each Fund may amend, suspend or terminate the exchange privilege at any time. A Fund will provide you notice whenever it is required to do so by applicable law.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

10. The last two paragraphs of the section entitled "Shareholder Account Rules and Policies" on page 67 are deleted and replaced with the following:
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund’s privacy policy to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.525.7048. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing 30 days after the Transfer Agent receives your request to stop householding.

11.	The first and last paragraphs of the section entitled “How to Get More Information” on the prospectus back cover are deleted and replaced with the following:

You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, the notice explaining the Fund’s privacy policy and other information about the Fund or your account:

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s Internet website at http://www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC’s e-mail address: publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

June 6, 2001                                           505PS006